UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                            February 7, 2011
            ------------------------------------------------
            Date of Report (Date of earliest event reported)

                                Con-way Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

         Delaware               1-5046              94-1444798
         ----------             ------              ----------
        (State or other        (Commission         (IRS Employer
        jurisdiction of        File Number)        Identification
        incorporation)                                 Number)

           2211 Old Earhart Road, Ann Arbor Michigan 48105
      -----------------------------------------------------------
                (Address of principal executive offices)
                               (zip code)

          Registrant's telephone number, including area code:
                             (734) 994-6600


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     (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM  5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT   OF  CERTAIN  OFFICERS;  COMPENSATORY  ARRANGEMENTS  OF  CERTAIN
OFFICERS

On February 7, 2011, the Company's Compensation Committee, together with (in the case of the compensation of the Company's Chief Executive Officer), the other independent members of the Board of Directors, approved the following compensation:

2011 Long-Term Incentive Compensation Awards

2011 long-term incentive compensation awards include stock option awards and restricted stock unit awards.

A. Stock Option Awards. Each stock option award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a stock option agreement in the form attached hereto as Exhibit 99.1. These documents provide that the options have a term of ten years, will vest in equal annual installments over three years, commencing January 1, 2012, or earlier in certain circumstances (including in the event of death or disability). Upon retirement at age 65 or pursuant to the "Rule of 85" (that is, age plus years of service equal to or greater than 85), the options vest and are exercisable for a period of one year thereafter. The foregoing description of the stock option awards is qualified in its entirety by reference to the form of stock option agreement attached hereto as Exhibit 99.1.


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|           Officer            |   Non-   |Incentive | Total |   Exercise   |
|            and               |Qualified |  Stock   |Option |     Price    |
|           Title              |  Option  |  Option  |Shares |              |
|                              |  Shares  |  Shares  |       |              |
-----------------------------------------------------------------------------
|      Douglas W. Stotlar      |  97,303  |  3,135   |100,438|    $31.89    |
|        President and         |          |          |       |              |
|    Chief Executive Officer   |          |          |       |              |
-----------------------------------------------------------------------------
|     Stephen L. Bruffett      |  37,813  |  3,135   |40,948 |    $31.89    |
|  Executive Vice President    |          |          |       |              |
| and Chief Financial Officer  |          |          |       |              |
-----------------------------------------------------------------------------
|      Robert L. Bianco        |  39,366  |  3,135   |42,501 |    $31.89    |
|  Executive Vice President    |          |          |       |              |
|                              |          |          |       |              |
-----------------------------------------------------------------------------
|     Herbert J. Schmidt       |  30,692  |  3,135   |33,827 |    $31.89    |
|   Executive Vice President   |          |          |       |              |
|                              |          |          |       |              |
-----------------------------------------------------------------------------

B. Restricted Stock Unit Awards. Each restricted stock unit award described in the table below is made pursuant to, and is governed by the terms of, the Company's 2006 Equity and Incentive Plan, as amended, and a restricted stock unit award agreement, in the form attached hereto as Exhibit 99.2. These documents provide that the restricted stock units will vest on February 7, 2014 (the third anniversary of the grant date), or earlier in certain circumstances (including in the event of death or disability). In addition, a pro rata portion (based on the number of months elapsed divided by 36) will vest upon retirement at age 65 or pursuant to the Rule of 85. Recipients do not receive dividend equivalents in the event that a cash dividend is declared on the Company's common stock, but do receive dividend equivalents if stock dividends are declared. The foregoing description of the restricted stock awards is qualified in its entirety by reference to the form of restricted stock unit award agreement attached hereto as Exhibit 99.2.



 ---------------------------------------------------------------------------
|         Officer     |          Title                | Number of Restricted |
|                     |                               |     Stock Units      |
 ---------------------------------------------------------------------------
|Douglas W. Stotlar   |        President and          |        26,154        |
|                     |  Chief Executive Officer      |                      |
|                     |                               |                      |
 ---------------------------------------------------------------------------
|Stephen L. Bruffett  |   Executive Vice President    |        10,663        |
|                     |  and Chief Financial Officer  |                      |
|                     |                               |                      |
 ---------------------------------------------------------------------------
|Robert L. Bianco     |   Executive Vice President    |        11,067        |
|                     |                               |                      |
|                     |                               |                      |
 ---------------------------------------------------------------------------
|Herbert J. Schmidt   |   Executive Vice President    |        8,808         |
|                     |                               |                      |
|                     |                               |                      |
 ---------------------------------------------------------------------------





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits


        Exhibit No.             Description
        -----------             -----------
        EX 99.1                 Form of Stock Option Agreement
        EX 99.2                 Form of Restricted Stock Unit Grant Agreement


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Con-way Inc.
                        ------------
                        (Registrant)

February 9, 2011        /s/ Jennifer W. Pileggi
                        --------------------------
                        Jennifer W. Pileggi
                        Executive Vice President
                        General Counsel & Secretary